Exhibit 99.2

R&D DAY OPENING A NEW CHAPTER IN TRILLIUM’S EVOLUTION April 28, 2021

2 FORWARD-LOOKING STATEMENTS SAFE HARBOR This presentation contains forward-looking statements within the meaning of applicable securities laws including the Private Securities Litigation Reform Act of 1995, as amended. All statements contained herein that are not clearly historical in nature are forward-looking, and the words “anticipate”, “believe”, “expect”, “estimate”, “may”, “will”, “could”, “leading”, “intend”, “contemplate”, “shall”, “propose”, “plan” and similar expressions are generally intended to identify forward-looking statements. Forward-looking statements in this presentation include statements about, without limitation, our clinical plans and objectives for our TTI-621 and TTI-622 programs including additional clinical trials and the expected timing thereof, the additional indications, patient populations and combination therapeutics for which we intend to study our product candidates, the timing and ability to achieve certain milestones relating to our programs, our expectation regarding accelerated regulatory pathways, and our expectations regarding our product candidates, including with respect to monotherapy activity, method of action, safety profile, solid tumor advantage and first-in-class or best-in-class status. These forward-looking statements involve risks and uncertainties that may cause actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, but are not limited to, that preliminary or interim data from a clinical trial may not be indicative of final trial results, that clinical trial results may not be favorable; that early clinical trial results may not be indicative of later-stage clinical trial results; uncertainties inherent in the product development process (including with respect to the timing of results and whether such results will be predictive of future results); that we may not be able to obtain accelerated regulatory approval for our product candidates or at all; our ability to obtain financing to advance product candidates in our development portfolio; changing market conditions; the successful and timely completion of pre-clinical and clinical studies; the severity, duration and spread of the COVID-19 outbreak, as well as the direct and indirect impacts that the pandemic may have on our operations; the establishment of corporate alliances; the impact of competitive products and pricing; new product development risks; uncertainties related to the regulatory approval process or the ability to obtain drug product in sufficient quantity or at standards acceptable to health regulatory authorities to complete clinical trials or to meet commercial demand; and other risks detailed from time to time in Trillium's ongoing quarterly and annual reporting. A discussion of risks and uncertainties facing us appears in our annual report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities Exchange Commission and available at www.sec.gov and www.sedar.com, each as updated by Trillium's continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. Forward-looking statements are not guarantees of future performance and accordingly undue reliance should not be put on such statements due to the inherent uncertainty therein. Any forward-looking statements speaks only as of the date on which it is made and, except as may be required by applicable securities laws, the Company disclaims any intent or obligation, whether as a result of new information, future events or results or otherwise. All forward-looking statements herein are qualified in their entirety by this cautionary statement. Note Regarding Principal Investigators: Certain portions of this presentation are provided by third-party principal investigators for the ongoing clinical trials of our product candidates. The statements and opinions contained in this presentation and made by the presenting principal investigators are solely those of the principal investigators. Note Regarding Trademarks: Any trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

3 MEETING OBJECTIVES • Provide data update on TTI-622/621 since ASH20, and new insights into TTI-621 MoA • Discuss what makes TTI-622/621 potentially best-in-class CD47 blockers, and the Foundation we have built • Announce the Next Chapter - outline strategic priorities and clinical development plan for select indications • Provide updated guidance and upcoming milestones

4 TODAY’S PRESENTERS Jan Skvarka Chief Executive Officer GUEST SPEAKERS Ingmar Bruns Chief Medical Officer Rose Harrison Senior Vice President, Corp Dev & Strategy Bob Uger Chief Scientific Officer Naval Daver MD Anderson Alex Lesokhin MSKCC Krish Patel Swedish Cancer Institute

5 CLINICAL UPDATE NEXT CHAPTER INTRODUCTION & HIGHLIGHTS WRAP-UP • 622/621 scientific overview • 622 program update • 621 program update • The Foundation we have built • Strategic priorities and clinical development plan PLAN FOR THE DAY Q&A 1 Q&A 2

6 T-CELL CPIS* (FIRST GEN IMMUNOTX) ARE REVOLUTIONIZING CANCER TREATMENT, BUT ONLY MINORITY OF PATIENTS BENEFIT Immune System Adaptive T cell CPIs • 2018 Nobel Prize • Cure for meaningful % of cancer patients • Largest drug class by 2025 *CPIs – Checkpoint Inhibitors §Source: Global data Source: Nature, 2018 Indication (not comprehensive) ORR Hodgkin’s disease 87% Merkel cell 56% Skin melanoma 35-40% Renal cell carcinoma 25% NSCLC 20% Hepatocellular carcinoma 15% Head & neck 15% Gastroesophageal 15% Bladder & urinary tract 15% Source: Ribas et al, Science 359, 1350-1355 (2018) $50B§

7 INNATE IMMUNITY, AND CD47 SPECIFICALLY, ARE EMERGING AS THE NEXT FRONTIER IN IMMUNOTHERAPY Immune System Adaptive Innate T cell CPIs Macrophage CPIs • 2018 Nobel Prize • Cure for meaningful % of cancer patients • Largest drug class by 2025 • CD47 – Dominant innate checkpoint • Target validation in hematologic malignancies • Strategic validation ($4.9B acquisition) + Source: Nature, 2018 Source: Nature Medicine, 2015 $50B§ CPIs – Checkpoint Inhibitors §Source: Global data

8 Leading clinical-stage immuno-oncology company focused on CD47, a checkpoint of the innate immune system TWO DIFFERENTIATED CD47 (SIRPαFc) ASSETS WITH MONOTHERAPY PoC : MULTIPLE SHOTS ON GOAL – BROAD P1B/2 PROGRAM INITIATED ORGANIZATION SET UP FOR SUCCESS • Potentially class-leading monotherapy activity • No red blood cell binding • Half molecular weight of mAbs • Strong IP, incl. method of use • Two drug candidates (TTI-622 & 621) • Seven indications across hematologic malignancies & solid tumors • Multiple combination regimens • Broad business transformation completed in 2020 • Strong leadership, governance and advisory infrastructure • $276M in cash*; funding into 2023 TRILLIUM THERAPEUTICS AT A GLANCE *As of March 31, 2021

TRILLIUM MOLECULES ARE DIFFERENTIATED FROM OTHER CD47 AGENTS ON SEVERAL DIMENSIONS

	TRILLIUM THERAPEUTICS INC.	TRILLIUM THERAPEUTICS INC.	GILEAD	ALX ONCOLOGY	I-MAB BIOPHARMA	arch oncology	SHATTUCK LABS
Candidate	**TTI-621**	**TTI-622**	**Magrolimab**	**ALX148**	**Lemzoparlimab**	**AO-176**	**SL-172154**
Molecule	WT SIRPαFc fusion protein	WT SIRPαFc fusion protein	CD47 mAb	High aff. SIRPαFc fusion protein	CD47 mAb	CD47 mAb	WT SIRPα-Fc-CD40L fusion protein
Fc isotype	**IgG1**	IgG4	IgG4	Inert IgG1	IgG4	IgG2	Inert IgG4
Proposed MoA	**CD47 + NK**	CD47	CD47	CD47	CD47	CD47 + direct killing	CD47 + CD40
Mol. weight (approx.)	**75kD**	**75kD**	150 kD	75kD	150 kD	150kD	>500kDa
RBC binding	**No**	**No**	Yes	Yes	No	No	No
Monotx/incl CR observed	**Yes/ Yes**	**Yes/ Yes**	Yes/ No	No/ No	Yes/No	No data	No data
Development stage	P1b/2	P1b/2	P3	P1/2	P1/2	P1/2	P1

TRILLIUM THERAPEUTICS INC.

Sources: Company web sites, publications, presentations and filings; www.clinicaltrials.gov

Other companies with clinical stage CD47-targeting agents: ImmunOncia, Innovent Bio, Kahr Medical, TG Therapeutics, Zai Lab, Akeso

9

MONOTHERAPY ACTIVITY AND STRONG TOLERABILITY CONTINUED AT HIGHER DOSES; NO MTDs REACHED; STARTING P1B/2 DOSES SET

	NEW DATA SINCE ASH20		EMERGING DRUG PROFILES
622	• 1 CR + 2 PRs at 12 & 18 mg/kg • No MTD reached, no DLTs at 12 & 18 mg/kg	▶	• CD47 blockade proposed MoA • 33% ORR* at doses 0.8-18 mg/kg in R/R lymphomas • Very well tolerated • 8 mg/kg selected as P1b/2 starting dose**
621	• NK cells contributing to proposed MoA • 1 CR + 2 PRs at 1.4 & 2.0 mg/kg • No MTD reached; 1 DLT at 2.0 mg/kg	▶	• Dual CD47 blockade + NK cell activation proposed MoA • 18-29% ORR* at up to 2.0 mg/kg in R/R lymphomas • Well tolerated (transient TCP, IRRs) • P1b/2 to evaluate two dose levels (0.2 & 2.0 mg/kg)**

TRILLIUM THERAPEUTICS INC.

As of 12 April 2021 data cutoff date; data are subject to change prior to final database lock
Abbreviations: CR – Complete Response; IRR – Infusion Related Reactions; MoA – Mechanism of Action; MTD – Maximum Tolerated Dose; NK cell – Natural Killer cell; ORR – Overall Response Rate; PR – Partial Response; R/R – relapsed or refractory; TCP - Thrombocytopenia
*In response evaluable patients; **May be adjusted depending on indication and/or drug combinations

10

11 ROBUST FOUNDATION FOR ADVANCING INTO P1B/2 Monotherapy PoC in hemes (weekly dosing) Combination regimens Solid tumors Q2/3W dosing + • PK data • 622: Anecdotal clinical evidence (2 CR pts on Q3/4W dosing) • 622: Dose escalated to 18 mg/kg weekly (P1b/2 dose declared at 8 mg/kg weekly) • Low molecular weight vs Abs • Preclinical evidence in multiple indications • Clinical evidence of skin tumor improvements in CTCL patients • Preclinical & translational evidence across classes: o Chemotherapy o mAbs o PD-1 Strong basis for

12 PRIORITIES GOING FORWARD: (1) TWO DRUG CANDIDATES; (2) SEVEN INDICATIONS; (3) MULTIPLE COMBINATIONS • Prioritize First in Class and/or Best in Class • Consider potential for fast PoC & accelerated development paths AIM FOR LEADERSHIP • Macrophage & CD47 involvement • Preclinical and/or clinical PoC • Focus on real unmet need where we can move the needle FOLLOW THE SCIENCE AND UNMET NEED • Different risk/reward opportunities • 622 vs. 621 considerations: tolerability (TCP and IRR), MoA MULTIPLE SHOTS ON GOAL SEVEN INDICATIONS HEMES SOLIDS TWO DRUG CANDIDATES MULTIPLE COMBINATIONS Abbreviations: AML – Acute Myeloid Leukemia; DLBCL – Diffuse Large B-Cell Lymphoma; LMS – Leiomyosarcoma; MM – Multiple Myeloma; PTCL – Peripheral T-Cell Lymphoma; TBA - To Be Announced 1 2 3 Ovarian LMS [TBA] MM AML PTCL DLBCL

PIPELINE: INITIATING P1B/2 STUDIES IN NINE SETTINGS

PROGRAM	INDICATION	COMBINATION AGENT	STAGE OF DEVELOPMENT				SPONSOR	STATUS
			PRECLINICAL	IND ENABLING	EARLY-STAGE CLINICAL	LATE-STAGE CLINICAL		
622	MM	Carfilzomib+dex					Trillium	First patient dosed
	AML p53 mut.	Azacitidine					Trillium	Enrolling
	AML unfit	Aza+Ven					Trillium	Enrolling
	DLBCL (IST)	PD-1					Mayo Clinic	Finalizing protocol
	Ovarian	Chemotx					Trillium	Design stage*
	[Solid tumor #2]	[TBA]					Trillium	Design stage*
621	PTCL	-- [Monotx]					Trillium	P2 design stage*
	DLBCL (IST)	PD-1					Mayo Clinic	Finalizing protocol
	Leiomyosarcoma	Doxorubicin					Trillium	Protocol submitted to FDA

Additional studies:
- 622 Q2/3W dose escalation study in lymphomas (enrolling)
- 621 Q2/3W dose escalation study in CTCL (enrolling)
- 622 & 621 in combination with daratumumab P1b/2 IST in multiple myeloma (finalizing protocol); Memorial Sloan Kettering

TRILLIUM THERAPEUTICS INC.

*Study design to be announced later this year

Abbreviations: Aza+Ven – Azacitidine + Venetoclax; AML – Acute Myeloid Leukemia; DLBCL – Diffuse Large B-Cell Lymphoma; IST – Investigator-Sponsored Trial; MM – Multiple Myeloma; PTCL – Peripheral T-Cell Lymphoma; TBA - To Be Announced

13

WIDE-RANGING TRANSFORMATION PROGRAM IN 2020 SET THE STAGE FOR OUR NEXT CHAPTER

STRATEGY
- Discontinued lead IT CTCL* program
- Refocused on large heme and solid tumors via IV administration

CLINICAL DEVELOPMENT
- Substantially advanced TTI-622 & 621 dose escalation studies

GOVERNANCE**
- Added four new directors
- Four directors retired

LEADERSHIP**
- New Chief Medical Officer
- Added SVP Corporate Development & Strategy
- Added General Counsel

ADVISORY INFRASTRUCTURE**
- Formed high profile SAB
- Formed indication specific KOL panels

INTELLECTUAL PROPERTY
- 622 Composition of Matter patent granted
- SIRPαFc Method of Use patent granted

CORPORATE DEVELOPMENT
- $25M equity investment from Pfizer
- Dr. Jeff Settleman, Pfizer Oncology CSO, joins SAB

FUNDRAISING
- Raised over $300M
- Now funded into 2023

FINANCE & REPORTING
- Converted reporting currency from CA$ to US$
- Became US domestic filer
- Transitioned from IFRS to US GAAP

INVESTOR BASE
- Fully rotated shareholder base
- Now primarily specialized healthcare investors

TRILLIUM THERAPEUTICS INC.

*Intratumoral Cutaneous T Cell Lymphoma
**Including 2021 changes

14

15 BOARD TRILLIUM LEADERSHIP Luke Beshar Rose Harrison SVP, Corp Dev & Strategy Jan Skvarka CEO Paul Walker Helen Tayton-Martin Kathleen Large SVP, Clin Ops Ingmar Bruns CMO Penka Petrova CDO Ben Looker GC Bob Uger CSO James Parsons CFO Jan Skvarka Mike Kamarck Paolo Pucci Scott Myers Joined since September 2019

16 WORLD-CLASS ADVISORY INFRASTRUCTURE … AND CREDITS FOR OUR STRATEGY SCIENTIFIC ADVISORY BOARD (SAB) AML KOL Panel Lymphoma KOL Panel Ovarian KOL Panel • John Byrd, Ohio • Harry Erba, Duke • Naval Daver, MD And. • James Foran, Mayo • Amir Fathi, MGH • Tracy Murphy, UoT • Haider Mahdi, Cleveland • Ursula Matulonis, DFCI • [other TBA] • Steve Ansell, Mayo • Steve Horwitz, MSKCC • Swami Iyer, MD And. • Steve Rosen, City of Hope • David Weinstock, DFCI Multiple Myeloma KOL Panel Immuno-oncology / solid tumor KOL Panel • Alex Lesokhin, MSKCC • Shaji Kumar, Mayo • Paul Richardson, DFCI • Tom Gajewski, Chicago • Steve Hodi, DFCI • Gordon Freeman, DFCI • Jeff Settleman, Pfizer • Mario Sznol, Yale • Anthony Tolcher, NEXT Karen Ferrante (frm Takeda, Pfizer) Gordon Freeman (DFCI, Harvard) Tom Reynolds (frm Seattle Genetics) Jeff Settleman (Pfizer; frm Calico, Genentech, MGH) Steve Rosen (City of Hope)

17 • 622/621 scientific overview • 622 program update • 621 program update • The Foundation we have built • Strategic priorities and clinical development plan AGENDA CLINICAL UPDATE NEXT CHAPTER INTRODUCTION & HIGHLIGHTS WRAP-UP Q&A 1 Q&A 2

18 TUMORS USE CD47 “DON’T EAT ME” SIGNAL TO EVADE DESTRUCTION BY INNATE IMMUNE SYSTEM CD47 Pathway in Cancer Don’t eat me signal DON’T EAT ME CD47 blockade emerging as a next-generation checkpoint inhibitor strategy in immuno-oncology • Many hematologic and solid tumors express high levels of CD47 • High CD47 expression is correlated with aggressive disease & poor outcomes • CD47 delivers an inhibitory “don’t eat me” signal to macrophages through SIRPα

19 MACROPHAGE ACTIVATION REQUIRES BOTH CD47 BLOCKADE AND DELIVERY OF AN “EAT ME” SIGNAL • CD47 blockade alone is not sufficient to trigger macrophage anti-tumor activity • Macrophages must also receive an “eat me” (pro-phagocytic) signal • IgG1 Fc delivers a strong “eat me” signal, IgG4 Fc a moderate signal

622 & 621: TWO NOVEL CD47 BLOCKING AGENTS WITH BUILT-IN ACTIVATING SIGNALS

TTI-622

(SIRPα-**IgG4** Fc)



IgG4 Fc: Delivers **moderate EAT ME** signal

SIRPα domain: Blocks CD47 **DON'T EAT ME** signal

TTI-621

(SIRPα-**IgG1** Fc)



IgG1 Fc: Delivers **strong EAT ME** signal & activates **NK cells**

Designed to:

- Achieve high exposure in patients and high level of CD47 blockade
- Deliver moderate eat me signal

Designed to:

- Achieve moderate exposure in patients and moderate level of CD47 blockade
- Deliver strong eat me signal
- Activate NK cells

TRILLIUM THERAPEUTICS INC.

20

21 PROPOSED MECHANISMS OF ACTION

22 PRECLINICAL SUPPORT FOR DISTINCT MECHANISMS OF ACTION Both 622 and 621 trigger tumor cell phagocytosis by macrophages; no activity with an inert Fc 621 (but not 622) triggers NK- mediated tumor cell killing Phagocytosis of primary AML cells by human macrophages in the presence of TTI-622, TTI-621 or a SIRPαFc with an mutated IgG4 Fc that lacks effector activity (SIRPα-mut IgG4). Top, confocal microscopy images (tumor cells stained green, macrophages stained red). Bottom, phagocytosis index determined from confocal images. Control Fc data are shown as an open diamond. In vitro ADCC assay using primary human NK cells and human B lymphoma targets (Raji, top; SU-DHL-6, bottom). -4 -3 -2 -1 0 1 2 3 4 0 50 100 150 200 250 300 Phagocytosis Index Concentration (Log nM) -4 -3 -2 -1 0 1 2 3 4 0 50 100 150 200 250 300 Phagocytosis Index Concentration (Log nM) -4 -3 -2 -1 0 1 2 3 4 0 50 100 150 200 250 300 Phagocytosis Index Concentration (Log nM) TTI-621 TTI-622 SIRPα-mut IgG4 -5 -4 -3 -2 -1 0 1 2 3 4 20 30 40 50 60 Log Concentration (nM) % Lysis Rituximab TTI-621 Control IgG1 Fc -5 -4 -3 -2 -1 0 1 2 3 4 0 10 20 30 40 50 Log Concentration (nM) % Lysis Rituximab TTI-622 Control IgG4 Fc TTI-621 TTI-622

23 622 & 621 DO NOT BIND TO RED BLOOD CELLS (RBCS) TTI-621 control Fc (IgG1) TTI-622 control Fc (IgG4) BRIC126 2D3 CC2C6 B6H12 5F9 mIgG1 mIgG2b 10 0 10 1 10 2 10 3 10 4 10 5 10 6 CD47 mAbs mAb Controls Mean Fluorescence Intensity 622 & 621 do not bind human RBCs1 1Results confirmed by independent group (Piccione et al. Clin. Cancer Res. 2016) Source: Petrova et al. Clin. Cancer Res. 2017 • Reduces risk of anemia in patients • Lowers amount of drug required by avoiding massive antigen sink • Does not interfere with transfusion medicine testing Benefits of RBC avoidance • Due to moderate affinity, 622/621 require bivalent binding to CD47 • CD47 associates with Rh antigen complex on RBCs, which is anchored to cytoskeleton • Restricted membrane mobility of CD47 precludes clustering and bivalent binding Proposed mechanism

24 SCIENTIFIC OVERVIEW: KEY TAKEAWAYS CD47 is a “don’t eat me” signal that many tumor cells use to evade killing by macrophages 1 However, blocking CD47 alone is not sufficient to engage macrophages; an “eat me” signal must also be present 2 Trillium has two CD47 blocking agents with built-in activating signals • - TTI-622 (SIRPα-IgG4 Fc) designed to deliver moderate “eat me” signal, at higher doses • - TTI-621 (SIRPα-IgG1 Fc) designed to deliver strong “eat me” signal and activate NK cells, at lower doses 3 Neither agent binds human red blood cells (RBCs), thus potentially minimizing risk of anemia and loss of drug through RBC antigen sink 4

25 • The Foundation we have built • Strategic priorities and clinical development plan AGENDA CLINICAL UPDATE NEXT CHAPTER INTRODUCTION & HIGHLIGHTS WRAP-UP Q&A 1 Q&A 2 • 622/621 scientific overview • 622 program update • 621 program update

26 TTI-622-01 STUDY OVERVIEW As of 12 April 2021 data cutoff date; data are subject to change prior to final database lock *One Erdheim-Chester patient is not included in ITT count, but is included in safety analysis (N=43) Abbreviations: ITT – Intent to Treat; RE – Response Evaluable 0.05-0.05-0.1 0.2-0.2-0.3 0.4-0.4-0.8 1.0-1.0-2.0 2.0-2.0-4.0 8.0 flat 12.0 flat 18.0 flat COHORT 1 2 3 4 5 6 7 8 DOSING (MG/KG) Wk 1 - Wk 2 - Wk 3+ 4 – 3 4 – 3 4 – 3 4 – 4 8 – 8 5 – 4 3 – 2 N ITT – RE 10 – 5 (3 pts pending response assessment) • Phase 1a dose escalation study (3+3) of single agent TTI-622 weekly IV in all-comer advanced R/R lymphoma (NCT03530683) • Primary objectives: Characterize safety and identify MTD/P1b starting doses • Secondary objectives: Characterize PK, immunogenicity and early evidence of monotherapy activity (Lugano criteria) • 42 patients dosed*, including 32 response evaluable and 3 pending assessment (as of April 12, 2021 cutoff date)

27 622 IS WELL TOLERATED • Well tolerated • No infusion-related reactions • Related high-grade AEs were rare and limited to transient cytopenias • Most common unrelated AEs were mild constitutional and gastrointestinal symptoms • All other related AEs occurred in <10% of patients Adverse Events Total n=43 All AEs Related AEs n (%) All Related Gr 1-2 Gr 3-4 Gr 1-2 Gr 3-4 Thrombocytopenia 13 (30) 9 (21) 8 (19) 5 (12) 7 (16) 2 (5) Constipation 8 (19) 1 (2) 8 (19) 1 (2) Nausea 8 (19) 3 (7) 8 (19) 3 (7) Pyrexia 7 (16) 2 (5) 6 (14) 1 (2) 2 (5) Fatigue 6 (14) 4 (9) 6 (14) 4 (9) Neutropenia 6 (14) 5 (12) 1 (2) 5 (12) 1 (2) 4 (9) Diarrhea 5 (12) 1 (2) 4 (9) 1 (2) 1 (2) Abdominal pain 4 (9) 2 (5) 4 (9) 2 (5) Anemia 4 (9) 4 (9) 3 (7) 1 (2) 3 (7) 1 (2) Hypotension 4 (9) 4 (9) 1 (2) Insomnia 4 (9) 1 (2) 4 (9) 1 (2) Pain 4 (9) 3 (7) 1 (2) KEY POINTS 10 20 30 40 50 PATIENTS (%) Related Adverse Events ≥Gr3 Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

28 622 MONOTHERAPY ACTIVITY OBSERVED IN MULTIPLE LYMPHOMA INDICATIONS, WITH 33% ORR Indication Response evaluable N CR PR OR DLBCL 11 1 (9%) 2 (18%) 3 (27%) PTCL 6 0 (0%) 2 (33%) 2 (33%) CTCL 4 1 (25%) 2 (50%) 3 (75%) FL 3 0 (0%) 1 (33%) 1 (33%) HL 3 0 (0%) 0 (0%) 0 (0%) TOTAL 27 2 (7%) 7 (26%) 9 (33%) At doses 0.8-18 mg/kg Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

MONOTX ACTIVITY OBSERVED ACROSS BROAD TX RANGE IN HEAVILY PRE-TREATED PATIENTS; P1B/2 DOSE SET AT 8 MG/KG

	COHORT & MAX DOSE	ORR (ITT)	ORR (RE)	RESPONDER CHARACTERISTICS				
				INDICATION	PRIOR LINES OF THERAPY	BEST RESPONSE	FIRST RESPONSE	PATIENT STATUS
3	0.8 mg/kg	1/4 (25%)	1/3 (33%)	DLBCL ☆	4	**CR**	PR wk 8 CR wk 36	Active (**Q4W dosing**, 22+ mths)
4	2.0 mg/kg	1/4 (25%)	1/3 (33%)	PTCL	7	PR	Wk 8	Off study (due to non-related concurrent disease)
5	4.0 mg/kg	1/4 (25%)	1/4 (25%)	DLBCL	3	PR	Wk 8	Off study (PD at wk 24)
6	8.0 mg/kg	3/8 (37%)	3/8 (37%)	CTCL w/LCT	3	PR	Wk 8	Off study (drug hold for 3 wks due to non-related condition)
				FL ☆	3	PR	Wk 8	Off study (PD at wk 16)
				CTCL w/LCT	9	PR	Wk 8	Off study (PD at wk 19)
7	12.0 mg/kg	1/5 (20%)	1/4 (25%)	PTCL	2	PR	Wk 8	Active (week 18)
8	18.0 mg/kg	2/10* (20%)	2/5 (40%)	CTCL w/LCT ☆	6	**CR**	Wk 8	Active (**Q3W dosing,** week 12)
				DLBCL ☆	10	PR	Wk 8	Active (week 11)

KEY POINTS

- **33% (9/27, RE) ORR** at doses 0.8+ mg/kg
- **Broad therapeutic window** (0.8-18 mg/kg)
- Activity across **multiple lymphoma indications**
- **Heavily pre-treated pts,** median 4 (2-10) prior Tx
- **Fast onset**– all responses observed at 8 wks
- **P1b/2 studies to start at 8 mg/kg**

☆ See patient profiles on following pages

*Including 3 patients with pending response assessments

Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

Abbreviations: CTCL w/ LCT – Cutaneous T-cell Lymphoma with Large Cell Transformation; DLBCL – Diffuse Large B-cell Lymphoma; FL – Follicular Lymphoma; ITT – Intent to Treat; PTCL – Peripheral T-cell Lymphoma; RE – Response Evaluable

TRILLIUM THERAPEUTICS INC.

29

30 622 OBSERVED SINGLE AGENT ACTIVITY CR PR SD PD TTI-622-01: Target Lesion Change (%) at Dose Levels 0.8-18 mg/kg Response Evaluable Patients (n) Best Response (n) ORR in Evaluable Patients CR PR OR 27 2 7 9 33% PMR PMR PMR PMR NL NL NL NL NL DLBCL (8) DLBCL (1) DLBCL (8) FL (12) DLBCL (8) FL (0.8) PTCL (18) HL (0.8) CTCL (8) PTCL (4) CTCL (8) DLBCL (12) PTCL (18) CTCL (8) DLBCL (12) HL (4) DLBCL (18) FL (8) DLBCL (4) PTCL (2) DLBCL (18) PTCL (12) CTCL (18) PTCL (8) DLBCL (4) HL (2) DLBCL (0.8) 1 2 -100 -75 -50 -25 0 25 50 75 100 Target Lesion Change (%) Lymphoma (mg/kg) 1) 0% change in target lesion size; response = PD 2) Overall response declared PR due to positive residual signal on PET ≥ Abbreviations: CTCL - cutaneous T-cell lymphoma, DLBCL - diffuse large B-cell lymphoma, FL - follicular lymphoma, HL - Hodgkin lymphoma, PTCL - peripheral T-cell lymphoma; NL - new lesion coincident with target lesion decrease; PMR - partial metabolic response Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

31 RESPONDERS SHOWED CONSISTENTLY FAST ONSET OF ACTION * * * * * * * * * → Ongoing → Ongoing → Ongoing → Ongoing PD following 3 week interruption due to unrelated AE Off study due to intercurrent illness → Ongoing → Ongoing → Ongoing 90 180 DLBCL (0.8) DLBCL (12) CTCL (8) PTCL (18) DLBCL (4) DLBCL (4) PTCL (12) CTCL (8) CTCL (8) FL (8) PTCL (2) CTCL (18) DLBCL (18) DLBCL (18) FL (12) FL (0.8) DLBCL (8) HL (4) PTCL (8) DLBCL (8) HL (2) HL (0.8) PTCL (4) DLBCL (12) DLBCL (1) PTCL (18) DLBCL (8) Days * response start // → Ongoing 270 450 630 Tumor (mg/kg) TTI-622-01: Response at Dose Levels 0.8 to 18 mg/kg CR PR SD PD Patients Best Response (n) Treatment Duration in Responders (days) median (min-max) Time to Response (days) median (min-max) n CR PR OR 27 2 7 9 99 (75-694) 49 (45-68) Response evaluable patients only; Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

32 RESPONDER PROFILE #1: CR IN DLBCL @ 0.8 MG/KG 78 y/o male with non-GCB DLBCL o Stage IV; multiple lesions in musculature of upper extremities, m. ileopsoas, right scapula, right axillary lymph node o Several target lesions in left shoulder Prior lines of therapy: 1. R-EPOCH/R-CEOP, from 12/15 till 05/16, CR 2. Umbralisib (PI3Kδ and CK1ε inhibitor), from 07/17 till 03/18, PR 3. Syk inhibitor (TAK-659), from 04/18 till 12/18, CR 4. IRAK4 inhibitor (CA-4948), from 02/19 till 04/19, PD TTI-622 Dose Response Treatment length Current status PR (wk 8) CR (wk 36) 97 weeks 0.8 mg/kg Active (Q4W dosing) Baseline Week 8 Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

33 RESPONDER PROFILE #5: PR IN FL @ 8.0 MG/KG Response Treatment length Current status PR (wk 8) 15 weeks 8.0 mg/kg Discontinued due to PD 68 y/o female with Follicular Lymphoma o Stage III; bulky lesions in the neck, chest, abdomen/pelvis, bone marrow involvement o Target lesions in the periaortic retroperitoneum and spleen Prior lines of therapy: 1. Bendamustine + Rituximab, from 01/18 till 06/18, CR 2. Lenalidomide + Obinutuzumab, from 05/19 till 06/19, CR 3. Plamotamab (CD20/CD3), from 03/20 till 04/20, PD Baseline Week 8 TTI-622 Dose Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

34 RESPONDER PROFILE #8: CR IN CTCL @ 18 MG/KG Response Treatment length Current status CR (wk 8, after 2 doses) 12 weeks 18.0 mg/kg Ongoing (Q3W dosing) Baseline Week 8 37 y/o female with Mycosis Fungoides with large cell transformation o Stage IV o Target lesions periportal/peripancreatic, and abdominal lymph nodes; extranodal in right and left lungs Prior lines of therapy: 1. Pralatrexate, from 2013 till 02/15 2. Romidepsin + INF, from 02/15 till 09/16 3. Electron Beam Radiation, from 01/16 till 02/19 4. Brentuximab Vedotin, from 09/16 till 08/17 5. EPOCH, from 07/20 till 12/20, PD 6. Brentuximab Vedotin, from 11/20 till 12/20, PD TTI-622 Dose Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

35 RESPONDER PROFILE #9: PR IN DLBCL @ 18 MG/KG Response Treatment length Current status PR (wk 8) 11 weeks 18.0 mg/kg Active 65 y/o male with DLBCL (T-cell rich large B-cell lymphoma) o Stage IV o Target lesions in paraaortic, paratracheal, peripancreatic and cervical lymph nodes and in the hilar and pericardial region Prior lines of therapy: 1. R-CHOP + IT MTX, from 12/09 till 03/10, CR 2. Methotrexate, from 04/10 till 06/10, PD 3. R-ICE, from 08/10 till 09/10, CR 4. Allogeneic PBSCT, 11/10, CR 5. Electron beam radiation (total body), 11/10 6. Methotrexate, from 11/10 till 11/10, NE 7. R-GemOx + Polatuzumab (CD79b-ADC), from 2/20 till 7/20, PR 8. R-EPOCH (pre-conditioning for CAR T therapy), 08/20, PR 9. Axicabtagene Ciloleucel (CD19 CAR T), 09/20, PD 10. Pembrolizumab, from 10/20 till 10/20, PD Baseline Week 8 TTI-622 Dose Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

36 622 EXHIBITS PREDICTABLE PK THAT SUPPORTS EVALUATING LESS FREQUENT ADMINISTRATION Week 1 Concentration Profiles of Serum TTI-622 Following IV Infusion (Mean ± SD) Week 6 Concentration Profiles of Serum TTI-622 Following IV Infusion (Mean ± SD) • Dose proportional increase in serum TTI-622 exposure in the 8 to 18 mg/kg dose range • Trough concentrations suggest that steady state is reached after 5-6 weeks of weekly dosing • Approximate 2-fold accumulation after weekly dosing • Effective half-life estimated to be 8-9 days

37 622 EXHIBITS DOSE-DEPENDENT INCREASES IN RECEPTOR OCCUPANCY (RO) ON PERIPHERAL BLOOD T CELLS 0 20 40 60 80 100 0.05, 0.05, 0.1 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 0 20 40 60 80 100 0.2, 0.2, 0.3 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 0 20 40 60 80 100 0.4, 0.4, 0.8 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 0 20 40 60 80 100 1.0, 1.0, 2.0 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 0 20 40 60 80 100 2.0, 2.0, 4.0 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 0 20 40 60 80 100 8 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 0 20 40 60 80 100 12 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 0 20 40 60 80 100 18 mg/kg % RO 0 D7 0 D7 0 D7 Week 1 Week 6 Week 12 RO on peripheral blood T cells was determined using a flow cytometry-based competitive binding assay. Measurements were taken pre-dose, at end of infusion, 24 hours and 7 days post-infusion in weeks 1, 6 and 12. The broken line at 87% RO represents the upper limit of quantitation. Mean (≥2 data points) ± SD are shown; negative RO values due to changing CD47 levels are reported as 0.

38 622-01 STUDY: KEY TAKEAWAYS 1 2 33% (9/27) monotherapy ORR in response evaluable R/R all-comer lymphoma patients at doses 0.8-18 mg/kg - Highly pre-treated patients, with median 4 (2-10) prior therapies - 2 CRs + 7 PRs, with 3 patients at 18 mg/kg pending wk 8 assessment - Fast onset of action (all responses observed at first assessment at 8 weeks) 3 No MTD reached, with max administered dose of 18 mg/kg weekly; favorable tolerability 4 Initiating P1b/2 studies at 8 mg/kg Potential for Q2/3W dosing, supported by PK data & CR patient dosing (Q3W & Q4W)

39 • The Foundation we have built • Strategic priorities and clinical development plan AGENDA • 622/621 scientific overview • 622 program update • 621 program update CLINICAL UPDATE NEXT CHAPTER INTRODUCTION & HIGHLIGHTS WRAP-UP Q&A 1 Q&A 2

40 INTRATUMORAL 621 INJECTIONS IN CTCL INDUCED RAPID LESION REDUCTIONS AND PROVIDED INITIAL POC *CAILS - Composite Assessment of Index Lesion Severity, a measure of local lesion responses Data as of 31 Mar 2020 (database lock date) Baseline Week 4 85M with stage IIB Mycosis Fungoides with large cell transformation who failed 4 prior systemic therapies, PUVA & radiation; received a single 10 mg injection of TTI-621 Querfeld et al. ASH 2017 Phase 1 dose escalation & expansion study – R/R CTCL; N=29, response-evaluable – NCT02890368 Dosing regimens evaluated – Single dose injections @ 1, 3 or 10 mg – Multiple injections @ 10 mg 3x/wk for 1-2 wks – Induction regimen (10 mg 3x/wk for 2 wks) + continuation Tx of weekly 10 mg injections Patient example ‡ † † -100 -50 0 50 CAILS Change (%) from Baseline CTCL: Overall CAILS Score Decrease 1 mg 3 mg 10 mg † received TTI-621 + IFNα2a maintenance * injections in multiple (up to 3) lesions; all other subjects had single lesion injection(s) ‡ received TTI-621 + PD-1/PD-L1 Stage IB IIB IIB IA IIB IIB IIB IIB IIB IB IV IB IVB IA IB IB IIB IIB IIA IVA1 IIB IIB IA IIB IIB IA NA IA IIB Injections 6* 6 6* 9* 1 4 9* 6 11* 14* 10* 7* 1 6* 1* 6 1 5* 3 1 6 15* 6* 1 6 1 36* 16* 12*

41 INTRAVENOUS TTI-621 OVERVIEW: OVER 200 PATIENTS TREATED Dosing (mg/kg) Monotherapy Indications Combination Indications *Most patients dosed at 0.2 mg/kg; some patients dose-intensified up to 0.5 mg/kg per investigator discretion **Simon 2-stage design study; Stage 1 completed; Stage 2 on hold and replaced with Part 4 dose escalation Status (N) 0.05, 0.1, 0.2, 0.3 0.2 up to 0.5 (mono)* 0.1 up to 0.5 (combo)* 0.2 ramp-up to 0.5 0.5, 0.7, 1.0, 1.4, 2.0 Lymphoma Heme Malignancies CTCL, PTCL CTCL CD20+ NHL (rituximab) cHL (nivolumab) Completed (N=18) Identified initial MTD (0.2 mg/kg) Completed (N=158) Signal seeking across a range of indications Completed (N=42)** Further efficacy evaluation in TCLs Ongoing (N=24) Re-assess MTD under amended protocol Part 1: Dose Escalation Part 2: Initial Expansion Part 3: Focused Expansion Part 4: Dose Optimization Under initial DLT criteria (Grade 4 Thrombocytopenia of any duration) Under revised DLT criteria (Grade 4 TC lasting 72+ hours)

42 621 MONOTHERAPY ACTIVITY OBSERVED IN T AND B-CELL LYMPHOMA INDICATIONS Indication Response evaluable n CR PR OR CTCL 62 2 (3%) 10 (16%) 12 (19%) PTCL 22 2 (9%) 2 (9%) 4 (18%) DLBCL 7 1 (14%) 1 (14%) 2 (29%) Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

43 621 HAS GOOD TOLERABILITY AND MANAGEABLE TOXICITIES • Acceptable tolerability with transient and manageable toxicities • IRRs occur mostly at first dose and are very manageable with prophylactic treatment • No dose dependent increase in frequency of thrombocytopenia, but increasing magnitude of platelet drop without clinical bleeding • Mild chills and fever reflective of active effector function • All other related AEs occurred in <5% of patients • Corporate Deck\R&D 2021\R&D 621-01 AEs by Part (minus SCLC) 12Apr2021.xlsx IRR = Infusion Related Reaction; Based on data in clinical database as of 12 April 2021; data are subject to change Related Adverse Events n (%) Parts 1-3 n=218 Part 4 n=24 Total n=242 Grade 1-2 3-4 1-2 3-4 IRR 87 (40) 6 (3) 9 (38) 3 (13) 105 (43) Thrombocytopenia 17 (8) 48 (22) 2 (8) 6 (25) 73 (30) Chills 48 (22) 2 (8) 50 (21) Fatigue 34 (16) 2 (1) 2 (8) 38 (16) Anemia 10 (5) 20 (9) 30 (12) Pyrexia 26 (12) 1 (4) 27 (11) Nausea 23 (11) 2 (8) 25 (10) Diarrhea 19 (9) 1 (0.5) 2 (8) 22 (9) Neutropenia 4 (2) 15 (7) 3 (13) 22 (9) Headache 16 (7) 3 (13) 19 (8) Vomiting 14 (6) 1 (0.5) 1 (4) 16 (7) Hypotension 10 (5) 2 (0.9) 12 (5) 10 20 30 40 50 60 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 Part 1-3 Part 4 PATIENTS (%) KEY POINTS Related Adverse Events ≥Gr3

44 PART 4 OF THE ONGOING DOSE ESCALATION STUDY WITH INTRAVENOUS TTI-621 EXPLORES HIGHER DOSES 0.5 mg/kg 0.7 mg/kg 1.0 mg/kg 1.4 mg/kg 2.0 mg/kg • Phase 1b Dose Optimization (3+3 schema) of single agent TTI-621 weekly IV in advanced R/R CTCL (NCT02663518) • Primary objectives: Further evaluate safety and tolerability of TTI-621, and re-assess MTD/RP2D per revised DLT criteria • Secondary objectives: Characterize PK, immunogenicity and preliminary evidence of monotherapy activity (Olsen criteria) • 24 patients dosed, including 20 response evaluable and 3 pending assessment (as of April 12, 2021) 3 – 3 6 – 6 3 – 3 9 – 6 (3 pts pending response assessment) 3 – 2 COHORT DOSING (Weekly) N ITT – RE 1 2 3 4 5 Abbreviations: CTCL – Cutaneous T Cell Lymphoma; ITT – Intent to Treat; RE – Response Evaluable; R/R – Relapsed and/or Refractory; TCP - Thrombocytopenia

45 IMPROVEMENT OF SKIN LESIONS AND DURABLE RESPONSES IN CTCL PATIENTS Tumor (n) Response Evaluable n (%) Treatment Duration in Responders (days) med (min-max) Time to Response (days) med (min-max) CR PR OR MF (41) 0 9 (22) 9 (22) 135 (41-1170) 57 (23-218) SS (21) 2 (10) 1 (5) 3 (14) 309 (185-1199) 108 (51-303) All (62) 2 (3) 10 (16) 12 (19) 173 (41-1199) 82 (23-303) mSWAT scores not obtained in 8 patients due to clinical PD in 2 MF patients, response assessed by Lugano criteria in 1 MF patient, not done in 1 MF patient, and no skin involvement in 4 SS patients * * 0.2-0.5 mg/kg 0.7-2.0 mg/kg -100 -75 -50 -25 0 25 50 75 100 mSWAT Change (%) Mycosis Fungoides n=37 Sézary Syndrome n=17 ≥ * Bridged to transplant Abbreviations: MF – Mycosis Fungoides; SS – Sezary Syndrome Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock * * * * * * * * * * * * Ongoing Ongoing Ongoing Ongoing 90 180 270 360 MF n=41 SS n=21 Study Days CR PR SD PD * Response Start // Ongoing Ongoing 450 630 810 990 1170

46 RESPONDER PROFILE #1: PR IN SS @ 0.5 MG/KG Screening Week 16 69 y/o female with Sézary Syndrome (SS) o Stage IVA2; T4N1M0B2 o Lymph node lesions present in axilla and pelvic regions Prior lines of therapy: 1. Bexarotene, from 01/16 till [unknown] 2. Extracorporal Photopheresis, 03/18 3. Narrow Band UVB, 03/18 4. Romidepsin, from 06/17 till 08/18, PR 61% decrease in mSWAT TTI-621 Dose Response Treatment length PR (wk 16) 27 weeks 0.5 mg/kg Current status Discontinued Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

47 RESPONDER PROFILE #2: PR IN MF @ 2.0 MG/KG Response Treatment length PR (wk 16) 16 weeks 2.0 mg/kg Active 74 y/o male with Mycosis Fungoides (MF) o Stage IVA1; T4N0M0B2 Prior lines of therapy: 1. Photopheresis, from 06/19 till 07/20 2. Dupixent, from 12/19 till 04/20, TF (treatment failure) 3. Vorinostat, from 05/20 till 07/20, TF 4. Mogalizumab, from 08/20 till 11/20, TF 73% decrease in mSWAT Screening Week 16 TTI-621 Dose Current status Based on the data in clinical database as of 12 Apr 2021; data are subject to change prior to final database lock

48 621 EXHIBITS PREDICTABLE PK THAT SUPPORTS EVALUATING LESS FREQUENT ADMINISTRATION For trough figure, n = subjects at Week 2; some time points may have fewer subjects NOTE: 0.05-0.3 mg/kg are from Part 1 (dose escalation phase); 0.5 - 2.0 mg/kg are from Part 4 (dose optimization phase). Week 6 Concentration Profiles of Serum TTI-621 (Part 4) Following IV Infusion (Mean ± SD) 1 2 3 4 5 6 7 8 0.0 0.5 1.0 1.5 2.0 2.5 Week Concentration (mcg/mL) 0.05 mg/kg (n=3) 0.1 mg/kg (n=5) 0.2 mg/kg (n=5) 0.3 mg/kg (n=3) 0.5 mg/kg (n=3) 0.7 mg/kg (n=3) 1.0 mg/kg (n=6) 1.4 mg/kg (n=2) 2.0 mg/kg (n=7) 0 24 48 72 96 120 144 168 0 10 20 30 40 Hours Concentration (mcg/mL) 0.5 mg/mL (n=3) 0.7 mg//kg (n=3) 1.0 mg/kg (n=4) 1.4 mg/kg (n=3) 2.0 mg/kg (n=6) TTI-621 Trough Concentrations (Mean ± SD) • In the 0.5 to 2 mg/kg dose range, a trend towards more than dose proportional exposure in TTI-621 serum exposure was observed • Trough concentrations suggest that steady state is reached after 5-6 weeks of weekly dosing • Approximate 2-fold accumulation after weekly dosing • Effective half-life estimated to be 8-9 days

49 NK CELL ACTIVATION MAY CONTRIBUTE TO 621 ANTI-TUMOR ACTIVITY Increased NK cell infiltration in tumor biopsies observed after 621 treatment NK cells (CD56+) detected by IHC analysis of tumor biopsies from an MF patient achieving a PR following IV 1 mg/kg TTI-621 (Study 621-01, Part 4). The CD4 stain detects both malignant and non- malignant T cells. Epithelial cells were detected with a pan-cytokeratin (panCK) stain. Pre-treatment Week 16 PanCK+ CD4+ CD56+ Nanostring gene expression data comparing baseline expression levels of KIR inhibitory subgroup 2 (KIR2DL3, KIR2DL4, KIR2DL5, KIR3DL3, KIR2DL1, KIR2DL2, KIR3DL1, and KIR3DL2) in blood samples of CTCL responders (≥ 50% decrease in CAILS) or non-responders (<50% decrease in CAILS). Patients received IT TTI-621 (Study TTI-621-02).*p<0.05 Activated NK cells trend with clinical response to 621 Pre-treatment markers of cytotoxic NK cells associated with clinical response to 621 Pre-Tx Week 16 0 100 200 300 400 500 CD56+ Density (cells/mm 2 ) Responder Non-Responder 0 2 4 6 8 KIR-2 Log 2 Expression * Degranulating (CD107a+) NK cells in peripheral blood of CTCL patients following IV TTI (Study 621-01 Parts 2-4). Left panel: MF and SS patients categorized according to best overall response. Right panel: SS patients only, categorized by best blood response. MF and SS Patients (Best Overall Response) SS Patients (Blood Response) CR PR SD/PD 0 10 20 30 40 50 %CD107a+ of Peripheral NK Cells at Week 5-8 CR PR SD/PD 0 10 20 30 40 50 %CD107a+ of Peripheral NK Cells at Week 5-8 Abbreviations: MF – Mycosis Fungoides; SS – Sezary Syndrome

50 621-01 STUDY: KEY TAKEAWAYS Unique and highly differentiated proposed MoA, combining CD47 blockade and NK cell activation 1 2 3 No MTD reached at doses up to 2 mg/kg; manageable IRRs and transient thrombocytopenia observed, though not dose limiting 4 18-29% monotherapy ORR in response evaluable B & T-cell R/R lymphoma patients (N=91) at doses from 0.2 to 2 mg/kg Initiate early P1b/2 studies at two doses (0.2 mg/kg and up to 2.0 mg/kg)

51 Q&A pt 1 Chief Executive Officer Jan Skvarka Chief Medical Officer Ingmar Bruns Chief Scientific Officer Bob Uger Key Opinion Leader Krish Patel

52 • The Foundation we have built • Strategic priorities and clinical development plan AGENDA • 622/621 scientific overview • 622 program update • 621 program update CLINICAL UPDATE NEXT CHAPTER INTRODUCTION & HIGHLIGHTS WRAP-UP Q&A 1 Q&A 2

53 ALL TOP ONCOLOGY DRUGS HAVE SINGLE AGENT ACTIVITY (including 17/20 with monotherapy use indicated in FDA label) Top 10 oncology drugs Top 11-20 oncology drugs Drug 2019 sales $B Indicated use (per label) Demonstrated single agent activity if not per label? Combo Mono 11 Tagrisso 3.2 n/a 12 Darzalex 3.0 n/a 13 Zytiga 2.8 CRPC 14 Pomalyst 2.6 15 Alimta 2.1 16 Sprycel 2.1 17 Xgeva 2.1 18 Tecentriq 1.9 19 Tasigna 1.9 20 Velcade 1.8 Drug 2019 sales $B Indicated use (per label) Demonstrated single agent activity if not per label? Combo Mono 1 Keytruda 11.1 2 Revlimid 11.1 3 Opdivo 8.0 4 Avastin 7.1 5 Herceptin 6.1 6 Imbruvica 5.7 7 Rituxan 5.4 8 Ibrance 5.0 HR+/HER2- mBC 9 Xtandi 3.7 n/a 10 Perjeta 3.5 HER2+ BC                                            n/a n/a Sources: FDA labels; DeMichele et al. 2015 CCR 21:995; Malorni et al. 2018 Annals of Oncology 29:1748; Agus et al. 2005 JCO 23:2534; Cortes et al. 2012 JCO 30:1594; Attard et al. 2009 JCO 27:3742; Reid et al. 2010 JCO 28:1489;

54 622 & 621 HAVE OBSERVED POTENTIALLY BEST-IN-CLASS SINGLE AGENT RESPONSE RATES IN THE CD47 FIELD • 1NCT02216409; Sikic, JCO 2019 • 3NCT03013218; Lakhani, ASCO • 4NCT02641002; Zeidan, ASH 2019 • 2NCT03248479; ASCO 2019 • 1NCT02216409; Sikic, JCO 2019 • 3NCT03013218; Lakhani, ASCO 2018 • 2NCT03248479; ASCO 2019 TTI-622 (Trillium) TTI-621 (Trillium) Magrolimab (Gilead) ALX148 (ALX Oncology) CC-90002 (Celgene) N=27 N=91 N=10 & 44 N=15 33% ORR in lymphomas at 0.8-18 mg/kg 18-29% ORR in lymphomas at 0.2-2.0 mg/kg 10% ORR in AML/MDS at 30 mg/kg2 5% ORR in solid tumors & lymphomas at ≥20 mg/kg1 0% ORR in solid tumors at ≥10 mg/kg3 MonoTx study in AML/MDS terminated due to lack of efficacy, doses up to 4 mg/kg4 ORR with Monotherapy by Agent & Indication

55 IN R/R DLBCL, 622 & 621 OBSERVED COMPARABLE MONOTX ORRs AS MAGRO & ALX148 IN COMBINATION WITH RITUXAN 36% (21/59) 1Roschewski, EHA 2019 30 10 2Kim, EHA 2020 Magro + Rtx1 TTI-621 DLBCL Monotherapy ALX148 + Rtx2 27% (3/11) 0.8-18 TTI-622 0% 20% 40% 60% 80% ORR 29% (2/7) ≤0.5 Dose (mg/kg): *These trials were not designed to be head-to-head, so direct comparisons are not possible 18% (2/11) DLBCL Combinations 15 33% (2/6) No head-to-head data*

56 622/621 HAVE SHOWN COMBINATION POTENTIAL WITH CHEMOTHERAPIES & SMALL MOLECULES (PRE-CLINICAL DATA) CD47 sensitive cell lines CD47 insensitive cell lines Macrophage phagocytosis of human tumor cell lines AML-2 (azacitidine, venetoclax), MM1S (carfilzomib), OVCAR3 (paclitaxel), UWB1.289 BRCA1- null (niraparib), and HH (pralatrexate). **p<0.01, ***p<0.001, ****p<0.0001 vs. single agents alone established by one-way ANOVA. Macrophage phagocytosis of human T cell lymphoma cell line H9 and myeloma cell line U266 in the presence of pralatrexate (top) or bortezomib (bottom). Both targets are relatively insensitive to TTI- 621 monotherapy. ****p<0.0001 vs. single agents alone established by one-way ANOVA. No Tx Aza 622 Aza + 622 0 10 20 30 Azacitidine % Phagocytosis ** No Tx Carf 622 Carf + 622 0 10 20 30 40 Carfilzomib % Phagocytosis **** No Tx Pac 622 Pac + 622 0 10 20 30 40 Paclitaxel % Phagocytosis ** No Tx Nira 621 Nira + 621 0 10 20 30 Niraparib % Phagocytosis **** No Tx Pra 621 Pra + 621 0 20 40 60 80 Pralatrexate % Phagocytosis **** No Tx Ven 621 Ven + 621 0 20 40 60 Venetoclax % Phagocytosis *** No Tx Bor 621 Bor + 621 0 10 20 30 40 Bortezomib (U266) % Phagocytosis **** No Tx Pra 621 Pra + 621 0 20 40 60 80 Pralatrexate (H9) % Phagocytosis ****

57 622/621 COMBINE WITH ANTIBODIES, REGARDLESS OF IgG BACKBONE 0 20 40 60 0 500 1000 1500 2000 TTI-622 + Cetuximab Days post inoculation Tumor Volume (mm 3 ) Vehicle 622 Ctx Ctx + 622 0 20 40 60 0 500 1000 1500 2000 TTI-621 + Cetuximab Days post inoculation Tumor Volume (mm 3 ) Vehicle 621 Ctx Ctx + 621 0 20 40 60 0 500 1000 1500 TTI-622 + Daratumumab Days post inoculation Tumor Volume (mm 3 ) Vehicle 622 Dara + 622 Dara 0 20 40 60 0 500 1000 1500 TTI-621 + Daratumumab Days post inoculation Tumor Volume (mm 3 ) Vehicle 621 Dara + 621 Dara Mice were engrafted with Daudi cells and treated with TTI-622 (10 mg/kg IP 5x/wk for 6 wk) or TTI-621 (10 mg/kg IP 5x/week for 6wk) in combination with daratumumab (Dara, 10 mg/kg IP 2x/wk for 5-6 wks). Mice were engrafted with FaDu cells and treated with TTI-622 (10 mg/kg IP 5x/wk for 6 wk) or TTI-621 (10 mg/kg IP 5x/week for 6 wk) in combination with cetuximab (Ctx, 3 mg/kg IP 2x/wk for 2 wks).

58 ANTI-TUMOR ACTIVITY OBSERVED IN SKIN OF CTCL PATIENTS, SUGGESTING 621/622 ABILITY TO PENETRATE SOLID TUMORS 0% 10% 20% 30% 40% 50% 621.0 622.0 Response rate (mSWAT) 621 IT 621 IV 26% (14/54) 23% (6/26) 621 delivered intratumorally and intravenously showed comparable response rates in skin lesions TTI-621 TTI-622 622 observed highest overall ORR in CTCL • 3/4 (75%) ORR per Lugano criteria in R/R CTCL at doses 0.8-18 mg/kg • 622 is structurally the same molecule as 621, hence implying the same ability to penetrate tumors This evidence suggests that 622/621 (IV) can exit blood circulation, and penetrate solid tumors

59 FOUNDATION: KEY TAKEAWAYS Strong basis for combination therapies, supported by preclinical evidence with a diverse set of therapeutic agents 2 Potentially class-leading monotherapy activity demonstrated by both 622 & 621 across multiple heme malignancy indications 1 Strong basis for solid tumors, supported by: - 622/621 half molecular weight of mAbs - Pre-clinical evidence across a range of solid tumor indications - Clinical evidence of skin tumor improvements in CTCL patients, indicating that 622/621 IV may penetrate solid organs 3

60 • The Foundation we have built • Strategic priorities and clinical development plan AGENDA • 622/621 scientific overview • 622 program update • 621 program update CLINICAL UPDATE NEXT CHAPTER INTRODUCTION & HIGHLIGHTS WRAP-UP Q&A 1 Q&A 2

61 PRIORITIES GOING FORWARD: (1) TWO DRUG CANDIDATES; (2) SEVEN INDICATIONS; (3) MULTIPLE COMBINATIONS • Prioritize First in Class and/or Best in Class • Consider potential for fast PoC & accelerated development paths AIM FOR LEADERSHIP • Macrophage & CD47 involvement • Preclinical and/or clinical PoC • Focus on real unmet need where we can move the needle FOLLOW THE SCIENCE AND UNMET NEED • Different risk/reward opportunities • 622 vs. 621 considerations: tolerability (TCP and IRR), MoA MULTIPLE SHOTS ON GOAL SEVEN INDICATIONS HEMES SOLIDS TWO DRUG CANDIDATES MULTIPLE COMBINATIONS Abbreviations: AML – Acute Myeloid Leukemia; DLBCL – Diffuse Large B-Cell Lymphoma; LMS – Leiomyosarcoma; MM – Multiple Myeloma; PTCL – Peripheral T-Cell Lymphoma; TBA - To Be Announced 1 2 3 Ovarian LMS [TBA] MM AML PTCL DLBCL

SIGNIFICANT OPPORTUNITY WITH ~30K ADDRESSABLE PATIENTS PER YEAR IN ENTRY SETTINGS (US)

	TTI-622					TTI-621	
	MM	AML p53 mut	AML Unfit	Ovarian	DLBCL	PTCL	LMS
Entry setting	4L+	1L	1L	2L+ PROC	2L+	2L	1L
Combination agent(s)	Carf+dex	Aza	Aza+Ven	Chemotx	PD-1	[Monotx]	Dox
US Addressable Market (new pts, p.a.) in entry setting (and full potential)	8k (32k in 1L)	1.5k	10k	4k* (17k in 1L*)	5k** (18k in 1L)	2k (7k in 1L)	1-2k*
Target positioning	First in class	Best in class	First in class	First in class	First in class	First in class	First in class
Expansions options with PoC	Move up LoT	Expand to other p53mut indications (eg. NHL, solids)		Move up LoT	Move up LoT; Expand PD-1 combo to other indications	Move up LoT; Expand to other TCLs	Expand to other STS subtypes, Osteosarcoma

TRILLIUM THERAPEUTICS INC.

Abbreviations: Aza – Azacitidine; BIC - Best in Class; Carf – Carfilzomib; Dex – dexamethasone; Dox – doxorubicin; FIC - First in Class; LoT - Line of Therapy; PoC - Proof of Concept; PROC – Platinum Resistant Ovarian Cancer; STS - Soft Tissue Sarcoma; Ven – Venetoclax

*Stage III-IV only; **2L DLBCL transplant-ineligible;

62

PIPELINE: INITIATING P1B/2 STUDIES IN NINE SETTINGS

PROGRAM	INDICATION	COMBINATION AGENT	STAGE OF DEVELOPMENT				SPONSOR	STATUS
			PRECLINICAL	IND ENABLING	EARLY-STAGE CLINICAL	LATE-STAGE CLINICAL		
622	MM	Carfilzomib+dex					Trillium	First patient dosed ★
	AML p53 mut.	Azacitidine					Trillium	Enrolling ★
	AML unfit	Aza+Ven					Trillium	Enrolling ★
	DLBCL (IST)	PD-1					Mayo Clinic	Finalizing protocol
	Ovarian	Chemotx					Trillium	Design stage* ★
	[Solid tumor #2]	[TBA]					Trillium	Design stage*
621	PTCL	-- [Monotx]					Trillium	P2 design stage* ★
	DLBCL (IST)	PD-1					Mayo Clinic	Finalizing protocol
	Leiomyosarcoma	Doxorubicin					Trillium	Protocol submitted to FDA ★

★ Initiating 2021

Additional studies:

- 622 Q2/3W dose escalation study in lymphomas (enrolling)
- 621 Q2/3W dose escalation study in CTCL (enrolling)
- 622 & 621 in combination with daratumumab P1b/2 IST in multiple myeloma (finalizing protocol); Memorial Sloan Kettering

TRILLIUM THERAPEUTICS INC.

*Study design to be announced later this year

Abbreviations: Aza+Ven – Azacitidine + Venetoclax; AML – Acute Myeloid Leukemia; DLBCL – Diffuse Large B-Cell Lymphoma; IST – Investigator-Sponsored Trial; MM – Multiple Myeloma; PTCL – Peripheral T-Cell Lymphoma; TBA - To Be Announced

63

Treatment Landscape in Multiple Myeloma Alexander M. Lesokhin, MD Assistant Member Myeloma Service Cellular Therapeutics Center

Burden of Myeloma • 2nd most common hematologic malignancy • Myeloma in US – New Myeloma Cases in 2021 – 34,920 – Patients Living with Myeloma – 149,950 • Worldwide Incidence – 160,000 – Estimated ~750,000 living with Myeloma worldwide SEER 13. Deaths come from U.S. Mortality Ludwig et al., Oncologist 2020

Timeline of myeloma drug discovery and relative survival over time Shah and Mailankody. BMJ 2020

• MGUS The Multiple Myeloma Space • (SMM/H- SMM) • Observation • Symptomatic Myeloma • Transplant Candidates • Non-Transplant Candidates • Maintenance • Lenalidomide Exposed/Ref. • Frontline Treatment • Maintenance • Sensitive • Triple/Penta- Refractory • Refractory

Myeloma Patients Will Now Receive Carfilzomib or Anti-CD38 mAb Therapy Earlier in Disease Course APOLLO Dara SC/Pom/dex Vs Pom/dex ICARIA-MM Isatux/Pom/dex vs Pom/dex CANDOR Dara IV/Carfil/dex vs Carfilz/dex IKEMA Isatux/Carfilz/dex vs Carfilz/dex N 151 vs 153 154 vs 153 312 vs 154 179 vs 123 Median prior lines 2 3 2 3 Len refractory 79% 92.5% 32% 32% #visits per month 4  2  1 4  2 7  6 7  6 mPFS 12.4 months vs 6.9 months 11.5 months Vs 6.5 months 28.6 months Vs 15.2 months NR (est 30+ months) vs 19 months MRD negativity 9% vs 2% 5% vs 0% 23% vs 6% 29.6% vs 13% Dimopoulos et al ASH 2020 Attal et al Lancet 2019 Dimopoulos et al ASH 2020 Martin et al ASH 2020

Myeloma Patients With Anti-CD38 Refractory Disease Represent an Area of Medical Need Gandhi et al. Leukemia 2019 Group (refractory definitions) OS (m) (95% CI) Not triple refractory (CD38, not both IMiD and PI) 11.2 (5.4-17.1) Triple/quad refractory (CD38, 1 or 2 IMiD, and 1 or 2 PI) 9.2 (7.1-11.2) Penta-refractory (CD38, 2 IMiD, and 2 PI) 5.6 (3.5-7.8)

The Multiple Myeloma Space

MGUS — (SMM/H-SMM) — Symptomatic Myeloma

Frontline Treatment | Maintenance | Sensitive | Refractory

Observation

Transplant Candidates

<u>Preferred Regimens:</u>
Bz/Cytox/Dex
Bz/Len/Dex[1]

<u>Recommended Alt. Regimens:</u>
Car/Len/Dex
Dara/Bz/Len/Dex
Dara/Cytox/Bz/Dex
Dara/Bz/thal/Dex
Ixa/Len/Dex

Non-Transplant Candidates

<u>Preferred Regimens:</u>
Dara/Len/Dex[1]
Bz/Cytox/Dex[1]
Bz/Len/Dex[1]

<u>Recommended Alt. Regimens:</u>
Car/Len/Dex
Dara/Bz/Cytox/Dex
Dara/Bz/Mel/Pred[1]
Ixa/Len/Dex

Maintenance

Lenalidomide[1] Bz/Len
Ixazomib[1]

Lenalidomide Exposed/Ref.

<u>Preferred Regimens:</u>
Repeat Induction
Dara/Len/Dex[1]
Dara/Bz/Dex[1]
Isa/Car/Dex
Dara/Car/Dex
Car/Len/Dex[1]
Elo/Len/Dex[1]
Ixa/Len/Dex[1]
Dara/Pom/Dex[1]
Isa/Pom/Dex[1]
Elo/Pom/Dex[1]
Car/Pom/Dex

<u>Recommended Alt Regimens:</u>
Bz/Cytox/Dex
Dara/Cytox/Dex
Pom/Cytox/Dex
Car/Cytox/Dex

Triple/Penta-Refractory

<u>Preferred Regimens:</u>
Ide-Cel
Belantomab

<u>Recommended Alt Regimens:</u>
Selinexor/Dex
Bendamustine/Bz/Dex
Panobinostat/Bz/Dex
Melflufen

<u>Can Consider:</u>
Venetoclax/Dex
VTD-PACE or DCEP

Memorial Sloan Kettering Cancer Center

NCCN Guidelines Multiple Myeloma. Version 3.2021.

[1] Category 1 recommendation

Idecabtagene vicleucel (ide-cel; bb2121): FDA Approved March 2021 Munshi, N. et al. ASCO 2020 ORR 82% CR/sCR 35%

The Multiple Myeloma Space

MGUS — (SMM/H-SMM) — Symptomatic Myeloma

Observation	Frontline Treatment: Transplant Candidates	Frontline Treatment: Non-Transplant Candidates	Maintenance: Maintenance	Sensitive: Lenalidomide Exposed/Ref.	Refractory: Triple/Penta-Refractory	Post-BCMA
	Preferred Regimens: Bz/Cytox/Dex Bz/Len/Dex[1] Recommended Alt. Regimens: Car/Len/Dex Dara/Bz/Len/Dex Dara/Cytox/Bz/Dex Dara/Bz/thal/Dex Ixa/Len/Dex	Preferred Regimens: Dara/Len/Dex[1] Bz/Cytox/Dex[1] Bz/Len/Dex[1] Recommended Alt. Regimens: Car/Len/Dex Dara/Bz/Cytox/Dex Dara/Bz/Mel/Pred[1] Ixa/Len/Dex	Lenalidomide[1] Bz/Len Ixazomib[1]	Preferred Regimens: Repeat Induction Dara/Len/Dex[1] Dara/Bz/Dex[1] Isa/Car/Dex Dara/Car/Dex Car/Len/Dex[1] Elo/Len/Dex[1] Ixa/Len/Dex[1] Dara/Pom/Dex[1] Isa/Pom/Dex[1] Elo/Pom/Dex[1] Car/Pom/Dex Recommended Alt Regimens: Bz/Cytox/Dex Dara/Cytox/Dex Pom/Cytox/Dex Car/Cytox/Dex	Preferred Regimens: Ide-Cel Belantomab Clinical Trial Recommended Alt Regimens: Selinexor/Dex Bendamustine/Bz/Dex Panobinostat/Bz/Dex Can Consider: Venetoclax/Dex VTD-PACE or DCEP	?

Memorial Sloan Kettering Cancer Center

NCCN Guidelines Multiple Myeloma. Version 3.2021.

[1] Category 1 recommendation

CD47 Expression Is Increased Multiple Myeloma Sun et al., Cancers 2020

CD47 Expression And Disease Natural History CD47 Expression Is Higher in Relapsed Myeloma Higher CD47 Expression Is Associated with Shortened Survival Rastgoo et al., Haematologica 2019

75 MULTIPLE MYELOMA: 622/621 HAS PRECLINICAL MONO- THERAPY ACTIVITY THAT IS ENHANCED IN COMBO IN VITRO 622 HAS MONOTHERAPY, ENHANCED WITH CARFILZOMIB IN VIVO 621 HAS MONOTHERAPY, ENHANCED WITH BORTEZOMIB -4 -2 0 2 4 6 0 100 200 300 TTI-622 (Log nM) P h a g o c y t o s i s I n d e x TTI-622 EC50=9.21 nM Control Fc Primary MM patient tumor cells NOD.SCID mice were inoculated SC with human MM cells (MM1.S) and dosed IP with vehicle or TTI-621 (20 mg/kg) (daily from days 3-42). When tumors were palpable (day 15), bortezomib was dosed IV twice weekly for 4 weeks (0.5 mg/kg). Tumor growth curve; Mean +/- SEM. Kaplan-Meier survival curve; log-rank test with Bonferroni correction. 0 10 20 30 40 50 60 70 80 90 100 110 0 1000 2000 3000 4000 T u m o u r v o l u m e m m 3 Vehicle TTI-621 + bortezomib TTI-621 bortezomib All dosing stopped MM1s (TTI-621 + bortezomib) Days post inoculation 0 10 20 30 40 50 60 70 80 90 100110 0 20 40 60 80 100 Days post inoculation P e r c e n t s u r v i v a l Vehicle bortezomib TTI-621 + bortezomib TTI-621 * *** *** MM1s (TTI-621 + bortezomib) all dosing stopped MM cell line ± carfilzomib Macrophage phagocytosis of MM patient primary tumor cells (left) or an MM cell line (MM1s, right) in the presence or absence of carfilzomib. **p<0.01 versus TTI-622 in the absence of carfilzomb by t-test. #p<0.05 versus control Fc in the absence of carfilzomib by t-test.

622 + CARF+DEX IN ADVANCED MULTIPLE MYELOMA

Rationale for indication and combination

- Strong preclinical evidence for role of CD47 in Multiple Myeloma; CD47 prognostic value; large unmet need
- Carf+dex are common treatments in 1-3L Multiple Myeloma; preclinical evidence for 622+carf

PATIENT POPULATION: > 3 PRIOR LINES OF THERAPY, REFRACTORY TO CARFILZOMIB

DOSE SELECTION

8 mg/kg

PROOF OF CONCEPT TRIAL

TTI-622 + carfilzomib + dexamethasone

N=~30 patients

Primary endpoint: ORR

Key secondary endpoints: DoR, PFS, MRD

Carf+Dex response in this setting ~15%

TRILLIUM THERAPEUTICS INC.

Sources: Zhan et al., 2002 Blood; Kim et al., 2012 Leukemia; Danielsen et al., 2007; Sun et al., 2020; UpToDate; consultants

76

621/622 + DARA IN MM (IST WITH DR. LESOKHIN, MSKCC)

Rationale for indication and combination

- Strong preclinical evidence for role of CD47 in Multiple Myeloma; CD47 demonstrated prognostic value
- Dara and other CD38s are approved agents in Myeloma; preclinical evidence for TTI+dara



MM
621
622

PATIENT POPULATION: IMiD/PROTEASOME INHIBITOR EXPOSED, ANTI-CD38 REFRACTORY



DOSE SELECTION
PROOF OF CONCEPT TRIAL
1 mg/kg 621 + 16 mg/kg Dara
1.4 mg/kg 621+ 16 mg/kg Dara
8 mg/kg 622 + 16 mg/kg Dara
TTI-621 + Dara N= ~18 patients
TTI-622 + Dara N= ~18 patients
Primary endpoints: Safety and Tolerability
Key secondary endpoints: ORR, PFS, OS
Dara monotx response approx. 10-15%

Sources: Zhan et al., 2002 Blood; Kim et al., 2012 Leukemia; Danielsen et al., 2007; Sun et al., 2020; UpToDate; consultants

TRILLIUM THERAPEUTICS INC. 77

Trillium R & D Day AML 2021 and Beyond April 2021 Naval Daver, MD Director, Leukemia Research Alliance Program, Associate Professor Department of Leukemia MD Anderson Cancer Center

Disclosures Research Funding: Pfizer, BMS, Novartis, Servier, Daiichi- Sankyo, Karyopharm, Incyte, Abbvie, Genentech, Astellas, Immunogen, Forty-Seven, Amgen, Trovagene, Novimmune Advisory/Consulting: Pfizer, BMS, Daiichi-Sankyo, Novartis, Jazz, Astellas, Abbvie, Genentech, Agios, Servier, Immunogen, Forty-Seven, Gilead, Syndax, Trillium Disclaimer: Data will include medications not yet approved or with indications still under clinical study Naval Daver, MD

Treatment of AML (accelerated progress 2017–2020): History Year 1975 1980 1990 1995 2000 2005 2009 2013 2022 5-year survival 6.3% 6.8% 11.4% 17.3% 16.8% 25.7% 28.1% 27% ?? HSCT is introduced for AML All-trans retinoic acid (ATRA) FDA approved for APL 2020 1973 7+3 induction regimen introduced 1977 1995 2000 2017 1. First FLT3 inhibitor midostaurin US FDA approved 2. First IDH2 inhibitor enasidenib US FDA approved 3. Liposomal cytarabine-daunorubicin US FDA approved 4. Gemtuzumab ozogamicin US FDA re-approved Since its introduction in the early 1970s, 7+3 therapy (cytarabine for 7 days + anthracycline for 3 days) has been the standard of care for AML 5. Ivosidenib is FDA approved in 2018 for relapsed or refractory AML with a susceptible IDH1 mutation 6. AZA + VEN and LDAC + Ven approved for older AML (Nov 21, 2018) 7. LDAC + glasdegib approved for older AML (Nov 21, 2018) 8. Gilteritinib for relapsed FLT3 AML (Dec 2018) 9. CC-486 maintenance post induction/consolidation in AML (Aug 2020) 2018 Gemtuzumab FDA approved and subsequently removed from market in 2010 US FDA approvals

HMA-Based Therapies for Older AML Hypomethylating Agents Are Well Tolerated and Safe in Older Patients but Modest Single-Agent CR/CRi CR/CRi = 27% Dombret H, et al. Blood. 2015;36126(3):291-299.

Azacitidine +/- Venetoclax (VIALE-A) Study Design • 82 Randomization 2:1 N=433* Venetoclax + Azacitidine (N=286) Venetoclax 400 mg PO, daily, days 1–28 + Azacitidine 75 mg/m2 SC /IV days 1–7 Placebo + Azacitidine (N=145) Placebo daily, days 1–28 + Azacitidine 75 mg/m2 SC /IV days 1–7 DiNardo EHA 2019

AZA+/- VEN in AML --Composite Response Rate (CR+CRi) • 83 *CR+CRi rate, CR rate, and CR+CRi by initiation of cycle 2 are statistically significant with p<0.001 by CMH test No. of treatment cycles, median (range) Median time to CR/CRi, Months (range) *CR+CRi by initiation of Cycle 2, n (%) Aza+Ven (n=286) 7.0 (1.0 – 30.0) 1.3 (0.6 ‒ 9.9) 124 (43.4) Aza+Pbo (n=145) 4.5 (1.0 ‒26.0) 2.8 (0.8 – 13.2) 11 (7.6) A za+V en A za+P b o 0 20 40 60 80 Percentage of Patients CR CRi 66.4% 30 28.3% 1 7 .9 3 6 .7 1 0 .3 2 9 .7 * * DiNardo EHA 2019

AZA+/- VEN in AML -- Overall Survival • 84 No. of events/No. of patients (%) Median duration of study treatment, months (range) Median overall survival, months (95% CI) Aza+Ven 161/286 (56) 7.6 (<0.1 – 30.7) 14.7 (11.9 – 18.7) Aza+Pbo 109/145 (75) 4.3 (0.1 – 24.0) 9.6 (7.4 – 12.7) Hazard ratio: 0.66 (95% CI: 0.52 – 0.85), p<0.001 Median follow-up time: 20.5 months (range: <0.1 – 30.7) DiNardo EHA 2019

Molecular Determinants of Outcome With Venetoclax Combos Patients treated at MDACC and The Alfred (n = 81) DiNardo CD, et al. Blood. 2020;135(11):791-803. Durable remissions with NPM1 and IDH2 (not IDH1?) - MRD clearance of NPM1 common by RT-PCR Resistance commonly associated with expansion or acquisition of TP53 or signaling mutations including K/NRAS and FLT3-ITD

Poor Outcomes in TP53 Mutant AML, Even With Venetoclax-Based Treatment • 1. Chyla BJ et al. ASH 2019. Abstract 546. 2. Kim K, et al. ASH 2020. Abstract 693. N = 121 patients with newly diagnosed AML receiving decitabine + venetoclax2 • Those with TP53mut had a lower rate of CR at 35% vs 57% in pts with TP53WT (P = .026) • Lower rate of CR/CRi (54% vs. 76%; P .015), Venetoclax + LDAC or HMA1

87 Magrolimab + AZA Induces High Response Rates in AML Response assessments per 2017 AML ELN criteria. Patients with at least 1 post-treatment response assessment are shown. *Three patients not shown due to missing values; <5% blasts imputed as 2.5%. 1. Fenaux P, et al. J Clin Oncol. 2010;28(4):562-569. 2. Dombret H, et al. Blood. 2015;126(3):291-299. Best Overall Response All AML (N=43) TP53-mutant AML (29) ORR 27 (63%) 20 (69%) CR 18 (42%) 13 (45%) CRi 5 (12%) 4 (14%) PR 1 (2%) 1 (3%) MLFS 3 (7%) 2 (7%) SD 14 (33%) 8 (28%) PD 2 (5%) 1 (3%) • Magrolimab + AZA induces a 63% ORR and 42% CR rate in AML, including similar responses in TP53-mutant patients • Median time to response is 1.95 months (range 0.95 to 5.6 mo), more rapid than AZA monotherapy • 9.6% of patients proceeded to bone marrow stem cell transplantation • Magrolimab + AZA efficacy compares favorably to AZA monotherapy (CR rate 18%–20%)1,2 Blast Reduction in AML Patient* Best Relative Change From Baseline in Bone Marrow Blast (%) Sallman D et al, ASH 2020, abst #330

88 Date: June 14, 2020; Program Section: 10. Myelodysplastic syndromes - Clinical Magrolimab in Combination With Azacitidine Is Well Tolerated • No maximum tolerated dose was reached; magrolimab + AZA profile consistent with AZA monotherapy • No significant worsening of cytopenias, infections, or autoimmune AEs were observed (most patients were cytopenic at baseline) • No deaths were observed in the first 60 days on therapy • No treatment discontinuations due to drug- related AEs AEs ≥15% or AEs of interest are shown. All patients with at least 1 magrolimab dose are shown. AE, adverse event. *Includes neutropenia and neutrophil count decreased. **Includes thrombocytopenia and platelet count decreased MDS Patients (N=39)

Preliminary Median Overall Survival Is Encouraging in Both *TP53* Wild-Type and Mutant Patients

***TP53* wild-type (N=16)**


Overall Survival
100
90
80
70
60
50
40
30
20
10
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Months
Subjects at Risk:
AML 16 16 12 11 9 8 8 8 7 4 3 2 1 1 0

Median OS, mo (range)	**18.9** (2.7, 27.9+)
95% CI, mo	4.34, NE
Median follow-up, mo	12.5

***TP53* mutant (N=47)**


Overall Survival
100
90
80
70
60
50
40
30
20
10
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Months
Subjects at Risk:
AML 47 32 26 19 14 9 7 4 3 2 1 1 1 1 1

Median OS, mo (range)	**12.9** (0.2+, 28.4+)
95% CI, mo	8.21, 17.28
Median follow-up, mo	4.7

- The median OS is 18.9 months in *TP53* wild-type patients and 12.9 months in *TP53*-mutant patients
- This initial median OS data may compare favorably to venetoclax + hypomethylating agent combinations (**14.7-17.5 mo** in all-comers,[1,3] **5.2–7.2 mo** in patients who are *TP53* mutant[2,3])
- Additional patients and longer follow-up are needed to further characterize the survival benefit

NE, not evaluable.

1. DiNardo CD, et al. *N Eng J Med*. 2020;383(7):617-629. 2. Kim K, et al. Poster presented at: 62nd ASH Annual Meeting; December 5-8, 2020 (virtual). 3. DiNardo CD, et al. *Blood*. 2019;133(1):7-17.

American Society *of* Hematology

Sallman D et al, ASH 2020, abst #330 89

622 + AZA IN 1L AML P53 MUT PATIENTS

Rationale for indication and combination

- Clinical PoC by magrolimab; TTI preclinical evidence as monotherapy and in combination with Aza
- Aza monotherapy is currently standard of care for 1L AML p53mut patients

AML 622

PATIENT POPULATION: P53 MUTATION, NEWLY-DIAGNOSED

DOSE SELECTION

8 mg/kg

PROOF OF CONCEPT TRIAL

TTI-622 + azacitidine

N=~25 patients

Primary endpoint: CR rate

Key secondary endpoints: DoR, EFS, MRD

1L Aza monotx CR rate ~ 25%

TRILLIUM THERAPEUTICS INC.

Sources: Sallman D et al, ASH 2020, abst #330; UpToDate; consultants

90

622 + AZA + VEN IN AML UNFIT 1L (P53 *WT*)

Rationale for indication and combination

- Clinical PoC by magrolimab; TTI preclinical evidence as monotherapy
- Azacitidine + Venetoclax is currently standard of care for 1L AML elderly or unfit for chemo

PATIENT POPULATION: P53 WILD-TYPE, NEWLY-DIAGNOSED, ELDERLY OR UNFIT FOR MORE AGGRESSIVE TREATMENT

DOSE SELECTION

8 mg/kg

PROOF OF CONCEPT TRIAL

TTI-622 + azacitidine + venetoclax

N=~50 patients

Primary endpoint: CR rate

Key secondary endpoints: DoR, EFS, MRD

1L Aza+Ven CR rate ~ 40%

TRILLIUM THERAPEUTICS INC.

Sources: Sallman D et al, ASH 2020, abst #330; UpToDate; consultants

91

DLBCL

~85K
POPULATION AFFECTED

~18K
CASES ANNUALLY

~64%
5-YR SURVIVAL RATE

~40% of patients relapse or are refractory to 1L

Standard of care in 1L consists of R-CHOP with impressive response rates. In 2L, ASCT is recommended for eligible patients, and new biologic therapies have recently been approved in transplant ineligible patients. CAR-T, ADCs & other agents are approved in 3L+.

Poorer prognosis is for patients in R/R settings. However, the clinical pipeline is robust with novel active agents with improving outcomes.

Due to significant competition and the rising bar required for clinical success, Trillium **will explore novel-novel combination with PD-1**, while continuing to evaluate the indication for future development opportunities.

Sources: SEER; UpToDate; consultants; expert calls

TRILLIUM
THERAPEUTICS INC.

622/621 + PD-1 IN DLBCL (IST WITH DR. ANSELL, MAYO)

Rationale for indication and combination

- Clinical PoC by 622 and 621 monotherapy
- PD-1 early monotherapy signal in DLBCL; potential read-through of TTI + PD-1 beyond DLBCL

PATIENT POPULATION: PATIENTS WITH RELAPSED/REFRACTORY DLBCL WHO PROGRESSED AFTER AT LEAST 1 LINE OF SYSTEMIC THERAPY

DOSE SELECTION

1.4 mg/kg 621
+
200 mg PD-1

2 mg/kg 621
+
200 mg PD-1

8 mg/kg 622
+
200 mg PD-1

PROOF OF CONCEPT TRIAL

TTI-621 + PD-1
N=~25 patients

TTI-622 + PD-1
N=~25 patients

Primary endpoints: RP2D, ORR

Key secondary endpoints: DoR, PFS, OS

PD-1 monotherapy ~ 10%

TRILLIUM THERAPEUTICS INC.

Source: Ansell, J Clin Oncol 2019

93

LEIOMYOSARCOMA (LMS)

13K STS
NEW CASES ANNUALLY*

1-2K LMS
STAGE III/IV CASES ANNUALLY



61%
5-YR SURVIVAL RATE LMS

Trillium has decided to focus on the largest STS subtype, **Leiomyosarcoma (LMS),** where there is good preclinical CD47 rationale.

Standard of care for 1L metastasized disease is radiation and **doxorubicin.**

Significant unmet need remains as **doxorubicin offers minimal benefit to patients.**

There are very few innovative drug development efforts in LMS, leaving patients and physicians with limited options

Trillium will focus on improving the quality and duration of response for 1L LMS patients. Given the well-established use of doxorubicin in this population, TTI-621 will be evaluated in combination with doxorubicin. If approved in this setting, Trillium could expect to serve 2,000 new patients p.a.

TRILLIUM THERAPEUTICS INC.

*excl GIST
Sources: SEER; UpToDate; consultants; expert calls; Abbreviations: LMS - Leiomyosarcoma; STS - Soft Tissue Sarcoma

621 + DOXORUBICIN CLINICAL DEVELOPMENT PLAN

Rationale for indication and combination

- Preclinical evidence for CD47 in Leiomyosarcoma
- Doxorubicin monotherapy is currently standard of care for frontline LMS patients with advanced disease

PATIENT POPULATION: FRONTLINE LMS PATIENTS WITH HISTOLOGICALLY CONFIRMED LMS, WHO HAVE NOT PREVIOUSLY RECEIVED DOXORUBICIN

DOSE ESCALATION

0.2 mg/kg
N=3-6

0.7 mg/kg
N=3-6

2.0 mg/kg
N=3-6

PROOF OF CONCEPT TRIAL

TTI-621 low dose (0.2 mg/kg) +
doxorubicin 75 mg/m2
N=~30 patients

TTI-621 high dose (up to 2.0 mg/kg) +
doxorubicin 75 mg/m2
N=~30 patients

Primary endpoint: ORR

Key secondary endpoints: PFS, OS

Dox monotx ORR ~15%

TRILLIUM THERAPEUTICS INC.

Sources: Edris et al, 2012 PNAS; Tap et al, 2020 JAMA; Judson et al, 2014; UpToDate

95

OVARIAN CANCER

230K
WOMEN AFFECTED

17K
NEW CASES ANNUALLY (STAGE III/ IV)

49%
5-YR SURVIVAL RATE

Most patients are diagnosed with advanced stage disease

Standard of care for 2L+ will include a **combination of chemotherapy, Avastin and PARP inhibitors, with or without platinum agents**.

Most patients will achieve remission after surgery and 1L platinum therapy, however **~85% of patients will relapse, and most patients will die from ovarian cancer**.

Trillium will focus on improving the **quality, quantity and duration of response for platinum-resistant patients**, in combination with approved chemotx.

Study details 2H21

TRILLIUM THERAPEUTICS INC.

Sources: SEER; UpToDate; consultants; expert calls

PERIPHERAL T CELL LYMPHOMA (PTCL)

7.5K
POPULATION AFFECTED

2.3K
NEW R/R CASES ANNUALLY

20-60%
5-YR SURVIVAL RATE (sub-type specific)

In western countries, the three most common subtypes are Not Otherwise Specified (NOS), Angioimmunoblastic (AITL), and the combination of ALK+ and ALK- Anaplastic Large Cell Lymphoma (ALCL).

Standard of care includes 1L chemo (+/- Adcetris). In the R/R setting, **pralatraxate or HDACis are used**

Significant unmet need remains in the 1L CD30- setting and all R/R settings. In the 2L setting, **approved agents offer limited therapeutic benefit**

Study details 2H21

Trillium will focus on improving the quality, quantity and duration of response for 2L patients. Given the absence of good therapies, TTI-621 will be evaluated as a monotherapy. If approved in this setting, Trillium expects to serve up to **~2,300** patients

TRILLIUM THERAPEUTICS INC.

Sources: GlobalData; UpToDate; Savage, Blood 2008; Cancer Therapy Advisor

98 STRATEGIC PRIORITIES: KEY TAKEAWAYS Both TTI-622 and 621 to advance into P1b/2, primarily in combinations with other agents 1 Initiating new P1b/2 studies in seven target indications (nine patient settings) 2 Portfolio of multiple shots on goal across hemes and solids, with different risk/return profiles, expansion opportunities and potential fast paths to patients 3

99 PROGRAM TIMELINE MILESTONE 622 Initiate carf combo in multiple myeloma 2Q21 Initiate aza combo in AML p53mut 2Q21 Initiate aza+ven combo in AML unfit 1L 2H21 Data update on dose escalation in lymphomas at a medical meeting 2H21 Provide detail on design and initiate ovarian cancer study 4Q21-1H22 Initiate PD-1 combination in DLBCL (IST) 1H22 Provide detail on design and initiate additional solid tumor study 621 3Q21 Initiate dox combination in sarcoma 2H21 Data update on dose escalation in lymphomas at a medical meeting 2H21 Initiate monotx P2 in PTCL 4Q21-1H22 Initiate PD-1 combo in DLBCL (IST) MILESTONES Expect robust data flow with multiple potential catalysts in 4Q21 and 2022

100 WRAP-UP: TWO KEY TAKEAWAYS Monotx PoC in hemes Combination regimens Solid tumors Q2/3W dosing + Strong basis for Organization set up for success + Robust foundation with monotherapy PoC at its core 1 Clear path forward with multiple shots on goal (2 drug candidates, 7 indications) 2 INDICATION COMBINATION AGENT STAGE OF DEVELOPMENT PRECLINICAL IND ENABLING EARLY-STAGE CLINICAL MM Carfilzomib+dex AML p53 mut. Azacitidine AML unfit Aza+Ven DLBCL (IST) PD-1 Ovarian Chemotx [Solid tumor #2] [TBA] PTCL -- [Monotx] DLBCL (IST) PD-1 LMS Doxorubicin 622 621

101 Q&A pt 2 CEO Jan Skvarka CMO Ingmar Bruns SVP, Corp Dev and Strategy Rose Harrison CDO Penka Petrova CFO James Parsons CSO Bob Uger KOL Naval Daver KOL Alex Lesokhin

CAMBRIDGE OFFICE 100 Cambridgepark Drive Suite 510 Cambridge, MA 02140 USA Tel: +1 857.412.7029 MISSISSAUGA OFFICE 2488 Dunwin Drive Mississauga, ON L5L 1J9 Canada Tel: +1 416.595.0627 THANK YOU JOIN THE TEAM careers@trilliumtherapeutics.com COLLABORATE collaborations@trilliumtherapeutics.com INVESTOR RELATIONS investors@trilliumtherapeutics.com

103 APPENDIX • Receptor Occupancy considerations • Preclinical data for target indications

104 RECEPTOR OCCUPANCY (RO) – A PD BIOMARKER OF EXPOSURE BUT NOT CLINICAL ACTIVITY • We measure RO on peripheral blood T cells and the correlation with tumor occupancy is not known; peripheral RO may substantially underestimate RO on tumor cells expressing higher levels of CD47 • For TTI-622/621, peripheral RO correlates with exposure but does not correlate with clinical responses in patients, and thus is not helpful for dose selection • Our experience with RO is consistent with that of approved IO agents (e.g., nivolumab, pembrolizumab), where RO has not been a useful parameter for dose-setting purpose • How much RO is actually required? Per preclinical evidence, 40-60% RO on tumor cells sufficient to trigger robust macrophage phagocytosis

105 MEASURING 622/621 RO ON NORMAL T CELLS MAY UNDERESTIMATE RO ON TUMOR CELLS Receptor Occupancy CD47 Expression • 50% RO on CD47-high expressing tumor target achieved with 10x less drug compared to normal T cells with lower CD47 • Preference for cells with high target expression likely due to moderate affinity of 621/622 and need for bivalent binding • This suggests that RO on tumor cells may be substantially higher than observed on peripheral T cells DLBCL cell line CD3+ T cells 0 100,000 200,000 300,000 400,000 CD47 molecules/cell **** -4 -2 0 2 4 -20 0 20 40 60 80 100 TTI-621 Concentration (log µg/mL) % Receptor Occupancy CD3+ T cells (EC50=8.0 µg/mL) DLBCL (EC50=0.80 µg/mL)

106 RO ON PERIPHERAL T CELLS CORRELATES WITH EXPOSURE ULOQ: Upper limit of quantitation EOI: End of infusion

107 RO ON PERIPHERAL T CELLS DOES NOT CORRELATE WITH CLINICAL ACTIVITY TTI-621 TTI-622 Peak RO Wk6 Baseline Peak RO Wk6 Baseline

NIVOLUMAB AND PEMBROLIZUMAB CASE STUDIES: RO NOT USEFUL FOR DOSE SELECTION

- **Nivolumab**:
  - Activity across multiple dose levels
  - No MTD identified
  - 65-70% trough RO on circulating CD3+ T cells at 0.3-10 mg/kg dose levels
  - 3 mg/kg selected based on integrated dose-response/exposure-response analyses from a large phase 1b study (n=306)

- **Pembrolizumab**:
  - Activity across multiple dose levels
  - No MTD identified
  - Maximum target engagement (based on a surrogate RO assay) at ≥1 mg/kg
  - 2 mg/kg selected based on a randomized dose-comparison study (2 vs 10 mg/kg) in melanoma patients (n=173)

Nivolumab RO



8 weeks post-dose RO
from 69 MEL pts
PD-1 Occupancy (%)
100
80
60
40
20
0
0.1
(n = 13)
0.3
(n = 12)
1
(n = 21)
3
(n = 12)
10
(n = 11)
Dose (mg/kg)

Agrawal et al. 2016 J. Immunother. Cancer

TRILLIUM THERAPEUTICS INC.

108

40-60% RO RESULTS IN ROBUST MACROPHAGE PHAGOCYTOSIS

Magrolimab



Percent of maxium phagocytic index
100
80
60
40
20
0
0
20
40
60
80
Receptor occupancy (%)
SU267
SU264
SU028
SU270
SU266

Maximal phagocytosis at 40-60% RO

TTI-621



Phagcoytosis vs Receptor Occupancy
% Max Phagocytosis
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
70
80
90
100
% Receptor Occupancy
HT
MM.1S
SU-DHL-6
SU-DHL-8
SU-DHL-16
Toledo

EC50 at ~20% RO **EC90 at ~70% RO**

TRILLIUM THERAPEUTICS INC.

Source: Liu et al. 2015 PLoS ONE 10:e0137345

109

110 APPENDIX • Receptor Occupancy considerations • Preclinical data for target indications

111 OVARIAN CANCER: 621 SHOWN MONOTHERAPY IN PRECLINICAL MODELS 621 MONOTHERAPY IN SKOV-3 MODEL A B C D 621 MONOTHERAPY IN OVCAR-3 MODEL

112 SARCOMA: PUBLISHED RESEARCH SUGGESTS PROMISE FOR CD47 THERAPIES IN LMS ANTI-CD47 DECREASED PRIMARY TUMOR AND METASTASES IN LMS XENOGRAFTS Source: Edris et al., 2012 PNAS A B C D E